Exhibit 32

SECTION 906 CERTIFICATION

Certification Pursuant to Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report on of Astronics Corporation. (the "Company") on Form 10-Q for the period ended September 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Peter J. Gundermann and David C. Burney, Chief Executive and Chief Financial Officers of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, :

(1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Dated: November 11, 2003	/s/ Peter J. Gundermann

Peter J. Gundermann Title: Chief Executive Officer

Dated: November 11, 2003	/s/ David C. Burney

David C. Burney Title: Chief Financial Officer